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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 2, 1998



                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)


          Delaware                      1-8597                          94-2657368
(State or other jurisdiction    (Commission File Number)     (IRS Employer Identification No.)
     of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5. Other Events.

On October 2, 1998, The Cooper Companies, Inc. (the "Company") issued a press release announcing it expects to record several adjustments affecting net income in its fourth quarter and fiscal year ending October 31, 1998. This release is filed as an exhibit hereto and is incorporated by reference herein.


ITEM 7. Financial Statements and Exhibits.

        (c) Exhibits.

Exhibit
  No.       Description
-------     -----------
99.1        Press Release dated October 2, 1998 of The Cooper Companies, Inc.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE COOPER COMPANIES, INC.



                                             By   /s/ Stephen C. Whiteford
                                                 -------------------------
                                                  Stephen C. Whiteford
                                                  Vice President and
                                                  Corporate Controller
                                                  (Principal Accounting Officer)

Dated: October 6, 1998

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                                  EXHIBIT INDEX


Exhibit                                                            Sequentially
  No.       Description                                            Numbered Page
------      -----------                                            -------------
99.1        Press Release dated October 2, 1998 of The Cooper
            Companies, Inc.

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